EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen T. Wills, Executive Vice President, Chief Financial Officer and Chief Operating Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the Annual Report on Form 10-K for the year ended June 30, 2013 of Palatin Technologies, Inc. (the “Form 10-K”) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: September 27, 2013	By:	/s/ Stephen T. Wills
Stephen T. Wills, Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)